American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2018 ■ Statement of Additional Information dated March 1, 2018

The following replaces the entries for Global Real Estate and NT Global Real Estate in the second table under the Investment Advisor section on page 26 of the statement of additional information.

Fund	Class	Management Fee Rate
Global Real Estate	Investor, A, C and R	1.11%
	I and R5	0.91%
	Y and R6	0.76%
NT Global Real Estate	Investor	1.11%
	G	0.76%

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-94267 1808